Exhibit 99.1
HCC INSURANCE HOLDINGS REPORTS EARNINGS
FOR THE FIRST QUARTER OF 2010
HOUSTON (May 4, 2010) . . .
HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its first quarter ended March 31, 2010.
Net earnings for the first quarter of 2010 were $71.4 million, compared with $83.2 million during the first quarter of 2009. Net earnings per diluted share were $0.62 for the first quarter of 2010, compared to $0.73 for the same quarter of 2009. The 2010 results included pretax losses, net of reinsurance, of $20.6 million stemming from several catastrophes, the largest of which was the Chilean earthquake. The catastrophe losses reduced net earnings by $0.12 per share.
The GAAP combined ratio for the first quarter of 2010 was 90.3%, compared to 87.3% for the same quarter of 2009. The first quarter 2010 accident year combined ratio was 89.3%, which included 4.0 percentage points of catastrophe losses. Book value per share increased to $26.91 at March 31, 2010, compared to $26.58 at December 31, 2009. The Company’s annualized return on average equity for the first quarter of 2010 was 9.3%.
For the first quarter of 2010, the gross written premium of HCC’s insurance company subsidiaries increased 3% to $622.5 million, compared to $602.4 million for the same quarter of 2009. Net written premium increased to $498.3 million in 2010, compared with net written premium of $491.3 million in 2009. Net earned premium increased to $509.6 million for the first quarter of 2010, compared to $502.4 million for the same quarter of 2009.
“HCC has continued to produce excellent underwriting performance and control expenses despite the continued competition for premium and the quarter’s catastrophes,” John N. Molbeck, Jr., HCC President and Chief Executive Officer said.
During the first quarter of 2010 and 2009, HCC had net adverse prior year reserve development of $5.0 million and $4.7 million, respectively. The adverse reserve development principally related to the group life, accident and health line of business.
Other operating income was $9.9 million and $22.9 million in the first quarter of 2010 and 2009, respectively. The 2010 quarter included an $8.0 million gain related to the commutation of a mortgage impairment insurance contract that had been accounted for as a derivative financial instrument. The 2009 quarter included $20.5 million from the commutation of a reinsurance contract with MGIC.

Investment income increased during the first quarter of 2010 to $49.2 million, compared to $45.2 million a year earlier, reflecting an increased amount of invested assets. HCC’s fixed income securities generated $48.6 million in investment income in 2010, versus $45.4 million in 2009. The Company’s fixed income investments increased 14% from March 31, 2009 to $4.9 billion at March 31, 2010.
As of March 31, 2010, HCC’s fixed income securities portfolio had an average rating of AA+, an average duration of 5.0 years and an average tax equivalent yield of 5.0%. HCC recognized no other-than-temporary impairment losses on the portfolio in the first quarter of 2010.
The Company’s liquidity position remains strong and its shareholders’ equity was a record $3.1 billion at March 31, 2010. HCC has a $575.0 million revolving loan facility with $553.4 million of available capacity at March 31, 2010, which expires in December 2011. The Company generated $42.5 million of cash flow from operating activities in the first quarter of 2010, compared to $133.6 million in the first quarter of 2009, with the difference primarily due to increased paid losses, the timing of premium payments to reinsurers, and lower net earnings. The Company held $636.5 million of cash and short-term investments at the end of the quarter.
As of March 31, 2010, total investments were $5.5 billion, total assets were $8.9 billion, and the Company’s debt to total capital ratio was 8.8%.
HCC participated in the Transocean placement, as well as the placement for one of the co-venture partners. Due to the complexity of this tragic loss, the Company does not yet have an estimate of its gross loss. HCC has purchased significant facultative reinsurance for this loss and expects its net loss will be minimal.
For further information about HCC’s results, the supplemental financial schedules are accessible on the Company’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.
(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)
HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, May 5. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcc.com. The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, August 6, 2010.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland. As of March 31, 2010, HCC had assets of $8.9

2

billion and shareholders’ equity of $3.1 billion. HCC’s major domestic and international insurance companies have a financial strength rating of “AA (Very Strong)” from Standard & Poor’s Corporation. HCC’s major domestic insurance companies have a financial strength rating of “AA (Very Strong)” from Fitch Ratings, “A1 (Good Security)” from Moody’s Investors Service, Inc., and “A+ (Superior)” by A.M. Best Company, Inc.
For more information, visit our website at www.hcc.com.

Contact:	Jonathan Lee, HCC Director of Investor Relations
Telephone: (713) 996-1156
Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.
* * * *

3

HCC Insurance Holdings, Inc. and Subsidiaries
Financial Highlights
(Unaudited, in thousands except per share data)

	Three months ended
	March 31,
	2010	2009
Gross written premium	$622,496	$602,387
Net written premium	498,251	491,250
Net earned premium	509,587	502,388
Fee and commission income	20,993	30,294
Net investment income	49,249	45,218
Other operating income	9,906	22,896
Total revenue	594,260	600,738
Net earnings	71,354	83,170
Earnings per share (diluted)	$0.62	$0.73
Weighted-average shares outstanding (diluted) (millions)	114.1	113.3
GAAP net loss ratio	64.1%	62.8%
GAAP combined ratio	90.3%	87.3%
Paid loss ratio	60.4%	54.0%

	March 31,	December 31,
	2010	2009
Total investments	$5,519,315	$5,456,229
Total assets	8,867,669	8,834,391
Shareholders’ equity	3,093,828	3,031,183
Debt to total capital ratio	8.8%	9.0%
Book value per share	$26.91	$26.58

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited, in thousands)

	March 31,	December 31,
	2010	2009
ASSETS

Investments:
Fixed income securities — available for sale, at fair value	$4,802,585	$4,538,073
Fixed income securities — held to maturity, at amortized cost	135,619	102,792
Short-term investments	576,576	810,673
Other investments	4,535	4,691

Total investments	5,519,315	5,456,229

Cash	59,892	129,460
Restricted cash and cash investments	146,512	146,133
Premium, claims and other receivables	641,341	600,332
Reinsurance recoverables	1,028,948	1,016,411
Ceded unearned premium	261,256	270,436
Ceded life and annuity benefits	60,603	61,313
Deferred policy acquisition costs	209,083	208,463
Goodwill	821,698	822,006
Other assets	119,021	123,608

Total assets	$8,867,669	$8,834,391

LIABILITIES

Loss and loss adjustment expense payable	$3,495,705	$3,492,309
Life and annuity policy benefits	60,603	61,313
Reinsurance balances payable	157,735	182,661
Unearned premium	1,022,950	1,044,747
Deferred ceding commissions	67,876	71,595
Premium and claims payable	174,164	154,596
Notes payable	298,522	298,483
Accounts payable and accrued liabilities	496,286	497,504

Total liabilities	5,773,841	5,803,208

SHAREHOLDERS’ EQUITY

Common stock	119,650	118,724
Additional paid-in capital	923,666	914,339
Retained earnings	2,033,063	1,977,254
Accumulated other comprehensive income	116,248	119,665
Treasury stock	(98,799)	(98,799)

Total shareholders’ equity	3,093,828	3,031,183

Total liabilities and shareholders’ equity	$8,867,669	$8,834,391

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Earnings
(Unaudited, in thousands except per share data)

	Three months ended
	March 31,
	2010	2009
REVENUE

Net earned premium	$509,587	$502,388
Fee and commission income	20,993	30,294
Net investment income	49,249	45,218
Other operating income	9,906	22,896
Net realized investment gain	4,525	3,055
Other-than-temporary impairment loss:
Total loss	—	(3,113)
Portion recognized in equity, before tax	—	—

Net loss recognized in earnings	—	(3,113)

Total revenue	594,260	600,738

EXPENSE

Loss and loss adjustment expense, net	326,521	315,566
Policy acquisition costs, net	92,656	88,692
Other operating expense	66,668	68,998
Interest expense	5,390	4,639

Total expense	491,235	477,895

Earnings before income tax expense	103,025	122,843
Income tax expense	31,671	39,673

Net earnings	$71,354	$83,170

Basic earnings per share data:
Net earnings per share	$0.62	$0.73

Weighted-average shares outstanding (millions)	113.7	112.8

Diluted earnings per share data:
Net earnings per share	$0.62	$0.73

Weighted-average shares outstanding (millions)	114.1	113.3

Cash dividends declared, per share	$0.135	$0.125

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended
	March 31,
	2010	2009
Operating activities
Net earnings	$71,354	$83,170
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(24,890)	(28,719)
Change in reinsurance recoverables	(21,839)	(29,973)
Change in ceded unearned premium	7,548	(217)
Change in loss and loss adjustment expense payable	28,921	67,544
Change in reinsurance balances payable	(23,913)	11,481
Change in unearned premium	(17,600)	(11,335)
Change in premium and claims payable, net of restricted cash	19,413	8,859
Change in accounts payable and accrued liabilities	(18,215)	(7,556)
Stock-based compensation expense	3,080	4,783
Depreciation and amortization expense	3,971	3,579
(Gain) loss on investments	(5,011)	1,020
Other, net	19,657	30,966

Cash provided by operating activities	42,476	133,602

Investing activities
Sales of available for sale fixed income securities	67,689	119,092
Maturity or call of available for sale fixed income securities	115,793	69,280
Maturity or call of held to maturity fixed income securities	8,260	85,821
Cost of available for sale fixed income securities acquired	(381,704)	(210,093)
Cost of held to maturity fixed income securities acquired	(44,901)	(59,515)
Change in short-term investments	223,947	(177,715)
Proceeds from sales of strategic and other investments	—	48,579
Payments for purchase of businesses, net of cash received	(36,348)	(32,966)
Proceeds from sale of subsidiary	14,851	—
Other, net	(3,824)	(3,482)

Cash used by investing activities	(36,237)	(160,999)

Financing activities
Advances on line of credit	—	80,000
Sale of common stock	7,173	2,090
Payments on convertible notes	(64,472)	—
Purchase of common stock	—	(35,464)
Dividends paid	(15,460)	(14,182)
Other, net	(3,048)	619

Cash provided (used) by financing activities	(75,807)	33,063

Net increase (decrease) in cash	(69,568)	5,666

Cash at beginning of year	129,460	27,347

Cash at end of period	$59,892	$33,013

HCC Insurance Holdings, Inc. and Subsidiaries
Gross Written Premium
(Unaudited, in thousands)

	Three months ended
	March 31,
	2010	2009	Change
Diversified financial products
D&O (1)	$84,168	$94,284	(11)%
E&O (2)	56,348	62,359	(10)
Other	16,412	25,774	(36)
U.S. Surety & Credit	54,021	44,133	22
International Surety & Credit	21,305	18,562	15

	232,254	245,112	(5)

Group life, accident & health
Medical Stop-loss	161,766	159,486	1
Other Medical	22,318	31,606	(29)
Other	22,298	25,901	(14)

	206,382	216,993	(5)

Aviation	37,521	41,952	(11)

London market account
Energy	16,582	14,814	12
Property treaty	37,630	—	nm
Other	39,750	29,935	33

	93,962	44,749	110

Other specialty lines
Public Risk	16,712	19,934	(16)
HCC Lloyd’s	17,602	11,222	57
Other	18,021	22,421	(20)

	52,335	53,577	(2)

Discontinued lines	42	4	nm

Total	$622,496	$602,387	3%

(1)		Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)		Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm	–	Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Written Premium
(Unaudited, in thousands)

	Three months ended
	March 31,
	2010	2009	Change
Diversified financial products
D&O (1)	$55,956	$67,467	(17)%
E&O (2)	47,963	54,652	(12)
Other	12,921	21,832	(41)
U.S. Surety & Credit	47,419	42,402	12
International Surety & Credit	19,636	17,010	15

	183,895	203,363	(10)

Group life, accident & health
Medical Stop-loss	161,766	159,484	1
Other Medical	22,318	31,606	(29)
Other	5,148	7,966	(35)

	189,232	199,056	(5)

Aviation	26,021	30,611	(15)

London market account
Energy	9,842	6,177	59
Property treaty	35,257	—	nm
Other	23,451	20,217	16

	68,550	26,394	nm

Other specialty lines
Public Risk	9,205	15,116	(39)
HCC Lloyd’s	16,273	9,681	68
Other	5,033	7,025	(28)

	30,511	31,822	(4)

Discontinued lines	42	4	nm

Total	$498,251	$491,250	1%

(1)		Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)		Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm	–	Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Earned Premium
(Unaudited, in thousands)

	Three months ended
	March 31,
	2010	2009	Change
Diversified financial products
D&O (1)	$92,918	$82,802	12%
E&O (2)	53,893	59,405	(9)
Other	11,826	10,976	8
U.S. Surety & Credit	46,749	44,492	5
International Surety & Credit	18,189	16,409	11

	223,575	214,084	4

Group life, accident & health
Medical Stop-loss	161,766	159,483	1
Other Medical	25,021	33,053	(24)
Other	6,855	8,552	(20)

	193,642	201,088	(4)

Aviation	28,943	32,814	(12)

London market account
Energy	16,187	9,235	75
Property treaty	6,754	—	nm
Other	13,227	14,439	(8)

	36,168	23,674	53

Other specialty lines
Public Risk	11,490	8,620	33
HCC Lloyd’s	10,185	10,790	(6)
Other	5,542	11,314	(51)

	27,217	30,724	(11)

Discontinued lines	42	4	nm

Total	$509,587	$502,388	1%

(1)		Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)		Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm	–	Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Investment Income and Unrealized Gain (Loss)
(Unaudited, in thousands)

	Three months ended
	March 31,
	2010	2009
Sources of net investment income:

Fixed income securities
Taxable	$26,868	$25,105
Exempt from U.S. income taxes	21,731	20,333

Total fixed income securities	48,599	45,438
Short-term investments	190	884
Other	1,508	(52)

Total investment income	50,297	46,270
Investment expense	(1,048)	(1,052)

Net investment income	$49,249	$45,218

Unrealized gain on available for sale fixed income securities:

Increase in unrealized gain for period, before tax	$7,572	$45,351

Unrealized gain at:

March 31, 2010	$163,883

December 31, 2009	$156,311

HCC Insurance Holdings, Inc. and Subsidiaries
Net Loss Ratios
(Unaudited, in thousands)

	Three months ended		Three months ended		Twelve months ended
	March 31, 2010		March 31, 2009		December 31, 2009
	Net Earned	Loss	Net Earned	Loss	Net Earned	Loss
	Premium	Ratio	Premium	Ratio	Premium	Ratio
Diversified financial products
D&O (1)	$92,918	63.1%	$82,802	60.7%	$371,650	61.2%
E&O (2)	53,893	57.1	59,405	55.2	234,768	49.6
Other	11,826	34.2	10,976	50.0	39,123	43.4
U.S. Surety & Credit	46,749	26.5	44,492	30.5	182,627	29.9
International Surety & Credit	18,189	44.0	16,409	53.0	68,162	50.9

	223,575	50.9	214,084	51.8	896,330	50.2

Group life, accident & health
Medical Stop-loss	161,766	73.9	159,483	72.6	633,572	71.7
Other Medical	25,021	76.9	33,053	88.7	134,161	86.0
Other	6,855	54.2	8,552	57.1	29,887	43.6

	193,642	73.6	201,088	74.6	797,620	73.0

Aviation	28,943	56.6	32,814	61.3	129,626	56.6

London market account
Energy	16,187	77.8	9,235	29.5	49,116	24.0
Property treaty	6,754	177.0	—	—	—	—
Other	13,227	80.7	14,439	48.8	54,043	41.5

	36,168	97.4	23,674	41.3	103,159	33.1

Other specialty lines
Public Risk	11,490	70.0	8,620	68.8	39,986	66.3
HCC Lloyd’s	10,185	61.2	10,790	67.4	40,273	69.1
Other	5,542	78.7	11,314	103.4	30,114	49.6

	27,217	68.5	30,724	81.0	110,373	62.8

Discontinued lines	42	nm	4	nm	127	nm

Total	$509,587	64.1%	$502,388	62.8%	$2,037,235	59.7%

(1)		Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)		Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm	–	Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Subprime Liability Exposure
March 31, 2010
•	As of March 31, the Company had 77 “non-Side A only” D&O, E&O and Fiduciary Liability claims and 17 “Side A only” D&O claims relating to subprime issues.

•	Of the D&O claims reported, four are on primary policies with gross policy limits totaling $20 million. The remaining D&O claims are on excess policies.

•	The average policy limit on the “non-Side A only” claims is $13.3 million gross and $9.1 million net, with an average attachment point of $85 million.

•	The average policy limit for “Side A only” claims is $14.2 million gross and $11.3 million net, with an average attachment point of $159 million.

•	Based upon the Company’s present knowledge, HCC believes the ultimate subprime related losses will be contained within the current overall reserves for D&O, E&O and Fiduciary Liability business.